UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 26, 2017

GENERAL COMMUNICATION, INC.

(Exact name of registrant as specified in its charter)

State Of Alaska	0-15279	92-0072737
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2550 Denali Street

Suite 1000

Anchorage, Alaska 99503

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (907) 868-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On April 26, 2017, General Communication, Inc. (“GCI”) announced that its wholly owned subsidiary, GCI, Inc. (the “Issuer”), has completed the previously announced solicitation of consents (the “Consent Solicitation”) from the holders of its outstanding  6.75% Senior Notes due 2021 (“6.75% Senior Notes”) and 6.875% Senior Notes due 2025 (“6.875% Senior Notes” and together with the 6.75% Senior Notes, the “Notes”) to effect certain amendments to the indentures governing the Notes (the “Indentures”), as described below, upon the terms and subject to the conditions set forth in the Consent Solicitation Statement, dated April 12, 2017 (the “Statement”), and the related Letter of Consent.

As announced on April 4, 2017, GCI, Liberty Interactive Corporation (“Liberty Interactive”) and Liberty Interactive LLC, a wholly owned subsidiary of Liberty Interactive, have entered into an Agreement and Plan of Reorganization Agreement pursuant to which, through a series of transactions (the “Reorganization Transactions”), Liberty Interactive would acquire GCI, combine GCI with Liberty Interactive’s Liberty Ventures tracking stock group (“Liberty Ventures”) and effect a split-off of Liberty Interactive’s interest in the combined company, to be called GCI Liberty.

The primary purpose of the Consent Solicitation is to amend the Indentures to do the following (the “Proposed Amendments”): (i) permit the Issuer to be a Delaware limited liability company rather than a corporation as currently required under the Indentures, which would be effected through the merger of the Issuer with and into a new wholly owned limited liability company subsidiary of GCI, (ii) result in the Reorganization Transactions not constituting a “Change of Control” requiring the Issuer to make an offer to repurchase the Notes at 101% of principal amount plus accrued and unpaid interest, and (iii) provide less restrictive covenants than those set forth in the Indentures with respect to certain actions the Issuer and certain of its subsidiaries holding the Liberty Ventures businesses, assets and liabilities contributed by Liberty Interactive to GCI as part of the Reorganization Transactions.  The existing covenants in the Indentures would continue to apply to all of the Issuer’s subsidiaries that are currently designated as “Restricted Subsidiaries.”

As of the expiration date of the Consent Solicitation at 5:00 p.m., New York City time, on Monday, April 24, 2017 (the “Expiration Date”), the Issuer received consents from holders of: (a) $312,418,000 in aggregate principal amount of the 6.75% Senior Notes, representing 96.13% of the total principal amount outstanding of the 6.75% Senior Notes, and (b) $443,538,000 in aggregate principal amount of the 6.875% Senior Notes, representing 98.56% of the total principal amount outstanding of the 6.875% Senior Notes.  The consent of holders of at least a majority in aggregate principal amount of a series of Notes then outstanding was required to approve the Proposed Amendment with respect to that series of Notes.  On April 26, 2017, the Issuer paid to the tabulation agent for the benefit of registered holders of Notes (“Noteholders”) as of the record date for the Consent Solicitation that validly delivered (and did not validly revoke) a properly completed letter of consent  (a “Consent”) on or prior to the Expiration Date (x) with respect to the Proposed Amendment relating to the 6.75% Senior Notes, an aggregate consent fee of $812,500 payable to the holders of 6.75% Senior Notes, on a pro rata basis, who validly delivered (and did not validly revoke) a properly completed Consent and (y) with respect to the Proposed Amendment relating to the 6.875% Senior Notes, an aggregate consent fee of $1,125,000 payable to the holders of 6.875% Senior Notes, on a pro rata basis, who validly delivered (and did not validly revoke) a properly completed Consent.

The Proposed Amendments were effected by supplemental indentures to the Indentures that were executed on April 28, 2017.  A copy of the supplemental indenture for the 6.75% Senior Notes is attached hereto as Exhibit 4.1 and is incorporated herein by reference.  A copy of the supplemental indenture for the 6.875% Senior Notes is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

Item 8.01. Other Events

On April 26, 2017, GCI issued a press release announcing that the Issuer completed the Consent Solicitation.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
4.1	Supplemental Indenture, dated as of April 28, 2017, between GCI, Inc. and MUFG Union Bank, N.A., as Trustee (6.75% Senior Notes)
4.2	Supplemental Indenture, dated as of April 28, 2017, between GCI, Inc. and MUFG Union Bank, N.A., as Trustee (6.875% Senior Notes)
99.1	Press Release issued by General Communication, Inc. on April 26, 2017

Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements, including statements about the proposed acquisition of GCI by Liberty Interactive and the proposed split-off of Liberty Interactive’s interest in GCI Liberty (the “proposed split-off” and together with the proposed acquisition of GCI, the “proposed transactions”) and other matters that are not historical facts. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, the satisfaction of conditions to the proposed transactions. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and GCI expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in GCI’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of GCI, including the most recent Annual Report on Form 10-K, for additional information about GCI and about the risks and uncertainties related to the business of GCI which may affect the statements made in this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2017

GENERAL COMMUNICATION, INC.

By:	/s/ Peter J. Pounds
	Name:	Peter J. Pounds
	Title:	Senior Vice President, Chief Financial Officer and Secretary
(Principal Financial Officer)

Exhibit Index

Exhibit Number	Description
4.1	Supplemental Indenture, dated as of April 28, 2017, between GCI, Inc. and MUFG Union Bank, N.A., as Trustee (6.75% Senior Notes)
4.2	Supplemental Indenture, dated as of April 28, 2017, between GCI, Inc. and MUFG Union Bank, N.A., as Trustee (6.875% Senior Notes)
99.1	Press Release issued by General Communication, Inc. on April 26, 2017